UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PLEXUS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on February 15, 2012.
Shareholder Meeting Information
PLEXUS CORP.
Meeting Type: Annual

Date: February 15, 2012 Time: 8:00 a.m. Central Time

	Location:	The Pfister Hotel
424 East Wisconsin Avenue
Milwaukee, WI 53202

ONE PLEXUS WAY P.O. BOX 156 NEENAH, WI 54957-0156		For holders as of: December 8, 2011

Directions: To obtain directions to attend the Annual Meeting and vote in person, please call Plexus Investor Relations at
920-725-7224.
You are receiving this communication because you hold shares in the above named company, and the materials you should review before you cast your vote are now available.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

See the reverse side of this notice for instructions on how to obtain proxy materials and vote.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) available and visit www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 1, 2012, to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: At the Meeting you will need to request a ballot to vote these shares. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Phone: To vote by phone, go to www.proxyvote.com where the proxy materials and telephone voting instructions are available.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card that you can sign and return.

Voting Items

The board of directors recommends a vote:
• “FOR” each of the nominees for director who are listed in Proposal (1), and
• “FOR” Proposals (2) and (3).

Proposals:

1.	Election of Directors:

	Nominees:

	01)	Ralf R. Böer	06)	Phil R. Martens
	02)	Stephen P. Cortinovis	07)	John L. Nussbaum
	03)	David J. Drury	08)	Michael V. Schrock
	04)	Dean A. Foate	09)	Mary A. Winston
	05)	Peter Kelly

2.	Ratification of PricewaterhouseCoopers LLP as Independent Auditors;

3.	Advisory vote on the compensation of Plexus Corp.’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation” in the Proxy Statement;

4.	In their discretion on such other matters as may properly come before the meeting or any adjournment thereof;

all as set out in the Notice and Proxy Statement relating to the annual meeting.